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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
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                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

       Date of Report (Date of earliest event report) February 13, 1996


                           APPLIED MATERIALS, INC.
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            (Exact name of registrant as specified in its charter)

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
           DELAWARE                                   0-6920                    94-1655526
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(State or other jurisdiction of              (Commission File Number)           (IRS employer identification number)
Incorporation)

3050 Bowers Avenue, Santa Clara, California                                     95054-3299
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(Address of principal executive offices)                                        (Zip Code)

Registrant's telephone number, including area code                              (408) 727-5555
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                                 Inapplicable
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         (Former name or former address, if changed since last report)

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ITEM 5.         Other Events

        On February 13, 1996, the Company issued a press release announcing its results of operations for the first quarter, ending on January 28, 1996, of fiscal year 1996. A copy of the financial statements attached to the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

        From time to time, the Company will make "forward-looking statements" about its prospects for the future. Such statements are subject to certain risks and uncertainties which could cause actual results to differ materially from those projected. Such risks and uncertainties include, but are not limited to, the following:

        o Growth in Semiconductor Demand. If growth in the demand for semiconductors were too slow, whether caused by slowing economic growth, slowing productivity or other factors, demand for semiconductor fabrication equipment would probably slow as well.

        o Competitive Challenges. If any of the Company's competitors were to develop products or services which are more cost-effective or technically superior, demand for the Company's equipment could slow.

        o Ability to Hire and Assimilate New Employees. Continued rapid growth in the demand for semiconductors could create difficulties in hiring a sufficient number of qualified personnel, especially in areas requiring technical expertise, and create difficulties in assimilating new employees, thereby slowing the rate at which such employees increase their productivity.

ITEM 7.         Financial Statements, Pro Forma Financial Information and
                Exhibits.

        (c)  Exhibits.

        The following exhibits are filed as exhibits to the Company's registration statement on Form S-3 (File No. 33-60301):

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

        Exhibit Number      Exhibit
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
                99.1        Financial Statements attached to Press Release,
                            dated February 13, 1996, of Applied Materials, Inc.
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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 13, 1996

                                        APPLIED MATERIALS, INC.
                                             (Registrant)


                                        By: \s\ Gerald F. Taylor
                                            --------------------
                                            Gerald F. Taylor
                                            Senior Vice President and
                                             Chief Financial Officer

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                                EXHIBIT INDEX
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
Exhibit Number                  Exhibit
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

       99.1 Financial Statements attached to Press Release, dated February 13, 1996, of Applied Materials, Inc.
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